Credit facility	12 Months Ended
Mar. 31, 2023
Borrowing costs [abstract]
Credit facility	Credit facility
The Company had credit facilities with the Canadian Imperial Bank of Commerce ("CIBC"), which included a $25,000 demand revolving operating credit facility (the "Revolver") and a $50,000 stand-by acquisition term loan, $20,000 of which was uncommitted (the "Acquisition Facility", and together with the Revolver, the "Credit Facilities"). The Acquisition Facility was drawn for $30,000 in January 2020 for the acquisition of Lightspeed POS Germany GmbH (formerly Gastrofix GmbH) and was set to mature 60 months thereafter. On July 6, 2022, the Company repaid in full the balance outstanding under the Acquisition Facility, including all accrued and unpaid interest and the Acquisition Facility was terminated. Prior to the repayment, excluding unamortized financing costs, the balance drawn on the Acquisition Facility was $30,000.
On October 28, 2022, the Company amended the Revolver to, among other things, reduce the size of the Revolver to $5,000 and facilitate greater operating flexibility (the "Amended Revolver"). The Amended Revolver is available for letters of credit or letters of guarantee for general corporate and working capital purposes. The Amended Revolver is subject to certain general covenants, including making available annual audited consolidated financial statements, and is secured by material assets of the Company. The Company was in compliance with covenants as at March 31, 2023.